Rule 497(e)

File Nos. 333-130820 and 811-08183

SCHWAB SELECT ANNUITY®

SUPPLEMENT DATED JUNE 19, 2006

To the Prospectus dated May 1, 2006 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity® Contract Owner:

On January 12, 2006, the Board of Trustees of Gartmore Variable Insurance Trust approved the following changes to the Dreyfus GVIT Mid Cap Index Fund – Class II, to be effective on or about May 1, 2006: (1) the termination of The Dreyfus Corporation as a subadviser to the Dreyfus GVIT Mid Cap Index Fund; (2) the addition of Fund Asset Management, L.P. as a new subadviser to the Dreyfus GVIT Mid Cap Index Fund; and (3) the renaming of the Dreyfus GVIT Mid Cap Index Fund to GVIT Mid Cap Index Fund.

The foregoing changes should be reflected on pages 1 and 14 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. Please keep this supplement for future reference.